UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

ANAVEX LIFE SCIENCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-37606	98-0608404
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 5th Avenue, 20th Floor, New York, NY USA 10111
(Address of principal executive offices) (Zip Code)

1-844-689-3939

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2024, Anavex Life Sciences Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 56,307,974 shares of the Company’s Common Stock were present or represented by proxy at the Annual Meeting, representing approximately sixty-seven percent (67%) of the outstanding Common Stock as of April 26, 2024, the record date for the Annual Meeting.

At the Annual Meeting, four (4) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Christopher Missling, PhD, Jiong Ma, PhD, Claus van der Velden, PhD, Athanasios Skarpelos, Steffen Thomas, PhD and Peter Donhauser, D.O. for terms until the next succeeding annual meeting of stockholders or until such directors’ successor shall have been duly elected and qualified. The stockholders holding a majority of the Common Stock having voting power present in person or represented by proxy elected the six (6) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
Christopher Missling, PhD	30,256,642	3,637,351	22,413,981
Jiong Ma, PhD	31,613,668	2,280,325	22,413,981
Claus van der Velden, PhD	27,960,597	5,933,396	22,413,981
Athanasios Skarpelos	31,049,785	2,844,208	22,413,981
Steffen Thomas, PhD	31,421,534	2,472,459	22,413,981
Peter Donhauser, D.O.	31,243,258	2,650,735	22,413,981

Proposal No. 2: The stockholders holding a majority of the Common Stock having voting power present in person or represented by proxy ratified Grant Thornton LLP as the Company’s independent registered accounting firm by the following votes:

For	Against	Abstain
54,408,426	1,275,036	624,512

Proposal No. 3: The approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, as described in the Company’s proxy statement. The stockholders approved the non-binding advisory resolution on executive compensation by the following votes:

For	Against	Abstain	Broker Non-Votes
28,406,111	4,728,255	759,625	22,413,983

Proposal No. 4: Stockholder proposal regarding shareholder opportunity to vote on excessive golden parachutes. The stockholders did not approve the shareholder proposal by the following votes:

For	Against	Abstain	Broker Non-Votes
13,199,210	18,454,499	2,240,280	22,413,985

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer

Date: June 21, 2024